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                                                                   Exhibit 10.13

                          Transcend Therapeutics, Inc.
                               640 Memorial Drive
                               Cambridge, MA 02139


                                  May   , 1997



Boehringer Ingelheim International GmbH
D-55216 Ingelheim am Rhein
Germany

Gentlemen:

         Reference is made to the Development and License Agreement dated as of February 28, 1997 (the "Development Agreement") between Transcend Therapeutics, Inc. ("Transcend") and Boehringer Ingelheim International GmbH ("Boehringer") and the Stock Purchase Agreement dated as of February 28, 1997 (the "Stock Purchase Agreement") between Transcend and Boehringer.

         The parties have agreed as follows:

         1.       STOCK PURCHASE AGREEMENT

                  (a) The date, April 15, 1997, in Section 1.1 of the Stock Purchase Agreement is hereby replaced with the date, June 30, 1997.

                  (b) The date, May 15, 1997, in the first sentence of Section
2.5 of the Stock Purchase Agreement is hereby replaced with the date, July 30, 1997.

                  (c) If requested by Boehringer, Transcend agrees to use best efforts to cause the underwriters of the IPO (as defined in the Stock Purchase Agreement) to sell $5.0 million of Common Stock issued in the IPO to Boehringer at the initial public offering price per share in satisfaction of Boehringer's obligation to purchase equity securities of Transcend under the Stock Purchase Agreement.

         2.       DEVELOPMENT AGREEMENT

                  (a) The date, May 31, 1997, in Section 4.1.2 of the Development Agreement is hereby replaced with the date September 30, 1997.


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         Except as set forth above, the terms of the Stock Purchase Agreement and the Development Agreement remain in full force and effect, and each of the undersigned acknowledges and confirms its continuing obligations under each of the Stock Purchase Agreement and the Development Agreement as amended hereby.

         Please confirm your agreement with the above by signing below as indicated.

                                       Very truly your,

                                       TRANSCEND THERAPEUTICS, INC.



                                       By: /s/ Hector J. Gomez
                                           -------------------------------------
                                       Hector J. Gomez, M.D., Ph.D.
                                       President and Chief Executive Officer

BOEHRINGER INGELHEIM
  INTERNATIONAL GmbH



By: /s/ [not legible]                  By: /s/ Hans Muller
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
     Corporate Licensing                    Legal Department


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